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                                                                   Exhibit 10.12

                              RESTATED COMMON STOCK

                          REGISTRATION RIGHTS AGREEMENT


         THIS RESTATED COMMON STOCK REGISTRATION RIGHTS AGREEMENT is entered into as of the 7th day of August, 1986, by and among Concord Communications, Inc., a Massachusetts corporation (the "Company"), and those purchasers listed as Purchasers in a certain Common Stock Registration Rights Agreement (the "Common Stock Registration Rights Agreement") dated as of July 15, 1984, those persons listed as Purchasers in a certain Amendment thereto dated as of December 16, 1985, those persons listed as Purchasers in a certain Second Amendment thereto dated as of April 25, 1986, those persons listed as Purchasers in a certain Third Amendment thereto dated as of April 25, 1986, those persons listed as Purchasers in a certain Fourth Amendment thereto dated as of May 22, 1986, those persons listed as Purchasers in a certain Purchase Agreement dated as of June 18, 1992, (the "Purchase Agreement"), those persons listed as New Purchasers in a certain Amendment No. 1 to the Purchase Agreement dated as of September 10, 1982, those persons listed as Purchasers in a certain Amendment No. 2 thereto dated as of June 18, 1984, those persons listed as Purchasers in a certain Amendment No. 3 thereto, dated as of December 16, 1985, and certain purchasers of the Company's Series A Preferred Stock (the "Preferred Stock"), listed as Purchasers in a certain Series A Preferred Stock Purchase Agreement, dated as of the date hereof (collectively, the "Purchasers").

                                    RECITALS

         The Company has agreed to provide to the Purchasers the registration rights set forth herein to induce the Purchasers to enter into various stock purchase agreements among the Company and the Purchasers;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. EFFECTIVE DATE OF AGREEMENT. The Company and the Purchasers agree that, effective upon the closing of the purchase and sale of the shares of Preferred Stock, under the Series A Preferred Stock Purchase Agreement, the registration rights and other terms provided herein set forth the sole and entire agreement on the subject matter between the Company and the Purchasers.

         Section 2. AMENDMENT OF PURCHASE AGREEMENT. Section 7 of the Purchase Agreement, as amended, is hereby further amended by the deletion of subsections 7(d) through 7(h).

         Section 3. RESTATEMENT OF COMMON STOCK REGISTRATION RIGHTS AGREEMENT. This Agreement hereby amends, restates and supersedes the Common Stock Registration Rights Agreement.


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         Section 4.   REGISTRATION RIGHTS. The Company covenants and agrees as
follows:

         4.1      DEFINITIONS. As used in this Agreement:

                  (a) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

                  (c) "Holder" means any Purchaser who holds Registrable Securities or anyone who holds Registrable Securities to whom the registration rights conferred by this Section 4 have been transferred in compliance with Subsection 4.12.

                  (d) "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

                  (e) "Registrable Securities" means shares of the Company's Common Stock, $.01 par value (the "Shares"), held by a Purchaser or a transferee pursuant to Subsection 4.12 and (i) issued and sold by the Company pursuant to the Purchase Agreement, as amended to date, (ii) issued and sold by the Company pursuant to a certain Common Stock Purchase Agreement dated as of July 15, 1984 (the "Stock Purchase Agreement"), (iii) issued and sold by the Company pursuant to a certain Amendment No. 1 to the Purchase Agreement dated as of September 10, 1982, (iv) issued or issuable upon conversion of the 9.7% Convertible Subordinated Notes or exercise of the Common Stock Purchase Warrants issued and sold by the Company pursuant to the Convertible Subordinated Note and Warrant Purchase Agreement dated as of December 16, 1985, or conversion or exercise of similar Notes and Warrants issued and sold by the Company to Grace Ventures Corp., pursuant to a certain Supplementary Purchase Agreement and Amendment dated as of April 25, 1986, or to Southeast Asia Venture Investment Company, N.V., or Venture Investment (Singapore) Ltd., pursuant to a certain Convertible Subordinated Note and Warrant Purchase Agreement dated as of April 25, 1986, (v) issued and sold by the Company to Venture Investment (Singapore) Ltd., Venture Manufacturing (Singapore) Pte Ltd. and South East Asia Venture Investment Company, N.V. pursuant to a certain Stock Purchase and Loan Agreement, dated as of April 25, 1986, (vi) issued or issuable upon conversion of the Preferred Stock, or (vii) issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Shares, PROVIDED, HOWEVER, that Registrable Securities shall not include any Shares which have previously been registered or previously been sold to the public.

                  (f) "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

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         4.2      PIGGYBACK REGISTRATION RIGHTS. If at any time, or from time to time, the Company proposes or determines to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan or to effect a business combination pursuant to Rule 145 promulgated under the Securities Act or any successor rule thereto), the Company will:

                  (a) Promptly give written notice thereof (which notice shall include a list of the jurisdictions, if any, in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws) to each Holder, and

                  (b) Include among the securities which it then registers and qualifies all the Registrable Securities specified in a written request or requests, received by the Company within 15 days after the dispatch of such written notice by the Company, by any Holder or Holders; PROVIDED THAT (i) the Company shall not be required to include any Registrable Securities in the initial public offering of securities of the Company under the Securities Act unless the Company includes in the registration statement filed with the Commission in connection with such registration any securities being sold for the account of anyone other than the Company and (ii) if the registration of which the Company gives notice is for a registered public offering involving an underwriting, the underwriter may, if in the written opinion of the underwriter market conditions require a limitation on the number of shares to be underwritten, reduce the aggregate number of Registrable Securities proposed to be registered by the Company on behalf of such Holders to an amount which is not less than 20%, 30% and 40% of the total number of shares of Common Stock registered in the first, second, third and all subsequent registrations, respectively, provided, however, that any and all securities held by C. Kenneth Miller are excluded from such registration prior to the exclusion of any other securities.

         In all registered public offerings, whether underwritten or not, the amount of securities of Holders entitled to registration which are included in such registration, in accordance with the limitations set forth above, shall be allocated to each Holder in proportion, as nearly as practicable, to the number of Registrable Securities as of the date of the notice given pursuant to Subsection 4.2(a), held by such Holder seeking registration; PROVIDED, HOWEVER, that such allocation among the Holders shall not operate to reduce the number of Registrable Securities to be included in such registration as determined in accordance with the foregoing provisions.

         4.3 DEMAND REGISTRATION RIGHTS. If, at any time after December 31, 1987, the Holders of not less than 1,000,000 shares of the outstanding Registrable Securities (which Holders shall include the Holders of not less than 250,000 shares of Preferred Stock, or Shares issued upon conversion of such Preferred Stock) (which numbers of shares shall be adjusted ratably in the event of any stock split, reclassification, combination or other similar event occurring after the date of this Agreement) shall deliver to the Company a written request that the Company effect a registration under the Securities Act with respect to all or a part of the Registrable Securities, then the Company shall use its best efforts promptly to effect such registration.

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         Notwithstanding the foregoing, the Company shall not be obligated to effect any registration pursuant to this Subsection 4.3 (i) within nine months of the closing of the initial public offering of securities of the Company pursuant to an effective registration of securities under the Securities Act, if such initial public offering shall have occurred prior to December 31, 1987, or
(ii) if the Holders initiating the request for registration propose to dispose of less than 1,000,000 shares of Registrable Securities (which number of shares shall be adjusted ratably in the event of any stock split, reclassification, combination or other similar event occurring after the date of this Agreement).

         The Company shall be obligated to effect only two registrations pursuant to this Subsection 4.3. Upon receipt of a request for registration as to which the Company is obligated to effect a registration pursuant to this Subsection 4.3, the Company will, promptly after becoming so obligated, give notice to all Holders (other than those initiating the request) and include in the registration all the Registrable Securities specified by such Holders in a written request or requests received by the Company within 15 days after the dispatch of such notice by the Company. The Company shall be entitled to include in any such registration (i) shares of Common Stock to be offered and sold for its own account and (ii) shares of Common Stock to be offered and sold for the accounts of any other shareholders. Any request for registration under this Subsection 4.3 must be for a firmly underwritten public offering to be managed by an underwriter or underwriters selected by the Company. If, in the opinion of the underwriter or underwriters so selected market conditions require a limitation of the number of shares to be underwritten, the Company shall be obligated only to include an amount of securities that the underwriter or underwriters reasonably believe is compatible with the success of the offering. If such a limitation is necessary, the Company shall include shares in the offering in the following order: FIRST, Registrable Securities of Holders requesting registration; PROVIDED, HOWEVER, that the shares be included, in accordance with the limitations set forth above, shall be allocated to each Holder, as nearly as practicable, in proportion to the number of Registrable Securities held by such Holder requesting registration (as of the date of the notice given); SECOND, Common Stock proposed to be included for the account of the Company; and THIRD, Common Stock proposed to be included for the account of any other shareholders. Any Registrable Securities or other securities that are so excluded from the underwriting shall be excluded from the registration.

         4.4      FORM S-3 REGISTRATION RIGHTS. The limitations of
Subsection 4.3 to the contrary notwithstanding, if, after the Company has qualified for the use of Form S-3, a Holder or Holders shall deliver to the Company a written request that the Company effect a registration on Form S-3 with respect to Registrable Securities held by them, then the Company shall use its best efforts to effect promptly such registration (such requests shall be in writing and shall state the number of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such Holder).

         Notwithstanding the foregoing:

                  (a) The Company shall not be obligated to cause a registration on Form S-3 to become effective within the 90-day period preceding the effective date of a Company-initiated or shareholder-initiated registration;

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                  (b) The Company shall not be obligated to cause a registration on Form S-3 to become effective prior to expiration of 90 days following the effective date of the most recent Company-initiated registration or shareholder-initiated registration;

                  (c) The Company shall not be required to effect a registration pursuant to this Section 4.4 unless the Holder or Holders initiating the request for registration propose to dispose of Registrable Securities having an aggregate net offering price of not less than $500,000; and

                  (d) The Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period exceeding 180 days from the effective date thereof.

         In the event the Company receives a request as to which the Company is obligated to effect a registration pursuant to this Subsection 4.4, the Company shall, promptly after becoming so obligated, give notice to all Holders of the receipt of such request and include in the registration all the Registrable Securities specified by such Holders in a written request or requests, received by the Company within 15 days after the dispatch of such notice by the Company. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof. If the registration to be effected pursuant to this Subsection 4.4 is to be an underwritten public offering, it shall be managed by an underwriter or underwriters selected by the Company. If, in the written opinion of the underwriter or underwriters so selected, market conditions require a limitation of the number of shares to be underwritten, and if the total amount of securities that all Holders (initiating and non-initiating) request pursuant to this Subsection 4.4 to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering the amount of securities of such Holders that the underwriters believe will not jeopardize the success of the offering, and such amount shall be allocated among such Holders in proportion to the respective number of Registrable Securities held by each of such Holders. Any Registrable Securities that are so excluded from the underwriting shall be excluded from the registration. As used throughout this Section 4 the term "Form S-3" shall be deemed to include any equivalent successor form for registration pursuant to the Securities Act.

         4.5 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Subsection 4.3 or Subsection 4.4 to use its best efforts to effect promptly the registration of Registrable Securities under the Securities Act, the Company shall be entitled to postpone the filing of any such registration for a period of 90 days from the giving of notice of or receipt of a request for such registration if a valid corporate purpose exists for withholding the public release of information which in the reasonable judgment of the Company would be required to be disclosed in the applicable registration statement, but, subject to such right, the Company shall:

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                  (a) prepare and file with the Commission a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective as provided herein;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition of the prospective seller or sellers of such Registrable Securities, but for no longer than six months subsequent to the effective date of such registration in the case of a registration statement on Form S-1 (or any similar form of registration statement required to set forth substantially identical information) and for no longer than 90 days in the case of a registration statement on Form S-3);

                  (c) furnish to each prospective seller of Registrable Securities such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities of such seller; and

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as each prospective seller shall reasonably request, to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities of such seller; PROVIDED, HOWEVER, that the Company shall not be obligated to so register or qualify such Registrable Securities in any jurisdiction in which the Company would be required to execute a general consent to service of process as a condition thereof and the Company is not already subject or otherwise required to become subject to such service of process in such jurisdiction.

         It shall be a condition precedent to the obligations of the Company to take action pursuant to this Section 4 that each prospective seller of Registrable Securities, and each underwriter designated by such seller, will furnish to the Company such information as the Company may reasonably request, which information may be included by the Company in a registration statement (and the prospectus included therein).

         If, in the opinion of counsel to the Company, it is necessary or appropriate in order to comply with any applicable rule, regulation or release promulgated by the Commission, the Company's obligations under this Section 4 shall be conditioned upon each Holder whose Registrable Securities are being registered and any underwriter participating in such public offering executing and delivering to the Company an appropriate agreement, in form satisfactory to counsel for the Company, that he will comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, and any rules issued thereunder by the Commission, and will furnish to the Company information about sales made in such public offering. The Holders of Registrable

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Securities included in the registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

         At the end of the period during which the Company is obligated to keep any registration statement current and effective (and any extensions thereof required by the preceding paragraph), the Holders of registrable Securities included in the registration statement shall discontinue sales of such Registrable Securities pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such registration statement which remain unsold, and such Holder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

         4.6 EXPENSE OF REGISTRATION. All expenses (which term does not include underwriting fees or discounts or fees or disbursements of counsel to any Holder) incurred in effecting any registration pursuant to this Section 4, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, and any accounting and audit expenses incidental to or required by any such registration, shall be borne by the Company.

         4.7 INDEMNIFICATION. In the event any of the Registrable Securities are included in a registration statement under this Section 4:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and any underwriter (as defined in the Securities
Act) for him, each officer, director and partner of a Holder, and each person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of or are based on any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or non-action required of the Company in connection with any such registration; and will reimburse each such Holder, such underwriter, such officer, director and partner or such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim,
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damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Subsection 4.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a particular Holder, underwriter, officer, director, partner or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter, officer, director, partner or controlling person or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omissions. It is agreed that the indemnity agreement contained in this Subsection 4.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the affected Holder (which consent shall not be unreasonably withheld).

                  (c) Promptly after receipt by an indemnified party under this Subsection 4.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 4.7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 4.7, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party other than under this Subsection 4.7.

                  (d) If the indemnification provided for in this Subsection 4.7 is for any reason unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of

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the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling. The Company will use its best efforts, in connection with any registration under Sections 4.2 and 4.3 hereof, to obtain indemnification obligations on the part of requesting Holders which are no greater than those contained in this Subsection 4.7.

         4.8 LETTER OR OPINION OF COUNSEL IN LIEU OF REGISTRATION. If, after the initial public offering of the Company's Common Stock under the Securities Act of 1933, in the opinion of counsel for the Company, concurred in by counsel for such Holders, a Holder is able to sell all his Registrable Securities in a three-month period pursuant to Rule 144 under the Securities Act, the Company will not be required to register any Registrable Securities, notwithstanding any provision of this Section 4 to the contrary.

         4.9 LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations under this Section 4, each Holder agrees in connection with the registration of the initial public offering of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify; PROVIDED, HOWEVER, that (i) such Holder shall have no obligation to enter into the agreement described herein unless all executive officers and directors of the Company and all other Holders enter into similar agreements and (ii) nothing herein shall prevent any Holder that is a partnership from making a distribution of Registrable Securities to the partners thereof that is otherwise in compliance with applicable securities laws provided each partner who receives Registrable Securities in such a distribution agrees to be bound by this Section 4.9.

         4.10 INFORMATION BY HOLDERS. The Holder or Holders of Registrable Securities including in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Subsections 4.2, 4.3 or 4.4.

         4.11 FUTURE GRANTS OF REGISTRATION RIGHTS. The Company may grant registration rights substantially similar to the registration rights contained in Subsection 4.2 to subsequent investors in the Company. Such rights may be granted with respect to registrations initiated by the

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Company and with respect to registrations requested by the Holders of registrable Securities, and shall be limited in all cases so as not to reduce the number of shares of Holders that would otherwise be included in the registration.

         The Company may not grant to subsequent investors in the Company rights of registration upon request or any other rights of registration different from those contained herein unless (i) such rights are limited to shares of Common Stock issued to or issuable upon conversion of other securities of the Company issued to such subsequent investors, and (ii) such rights, although separate, are not more extensive than the rights granted hereunder and are not exercisable prior to the time at which the corresponding rights granted herein are exercisable.

         4.12 TRANSFER OF REGISTRATION RIGHTS. The registration rights of a Purchaser under this Section 4 may be transferred only to a transferee who (i) is not a competitor of the Company, (ii) acquires the equivalent of at least 20% of the shares of Common Stock originally acquired by the Holder and (iii) is acceptable to the Company, which acceptance shall not be unreasonably withheld. In the case of a Purchaser that is a partnership, the restriction on transfer shall not apply to a distribution by such Purchaser to any or all of its partners, or to transfers by such partners for estate planning purposes. In order for a transfer of registration rights to be effective, the Company must be given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the shares with respect to which the rights under this Section 4 are being assigned.

         Section 5. MISCELLANEOUS.

         5.1 ASSIGNMENT. Subject to the provisions of Subsection 4.12, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

         5.2 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

         5.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

         5.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.5 NOTICES. Except as otherwise expressly provided herein, any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon receipted personal delivery (professional courier permissible), receipted United States certified mail delivery or confirmed telegraph or telex transmission to the following address: (a) if to a Purchaser, to the address set forth with respect to such purchaser on the attached Schedule of
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Purchasers, or to such other address as such Purchaser shall have given notice of pursuant hereto to the Company, or (b) if to the Company, to Concord Data Systems, Inc., Attention: Secretary, 397 William Street, Marlborough, MA 01752, or to such other address as the Company shall have given notice of pursuant thereto.

         5.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

         5.7 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended with the written consent of the Company and the Holders of at least two-thirds of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and the Company. In addition, the Company may waiver performance of any obligation owing to it, as to some or all of the Holders or agree to accept alternatives to such performance, without obtaining the consent of any Holder.

         5.8 EFFECT OF AMENDMENT OR WAIVER. Each purchaser and its successors and assigns acknowledge that by operation of Subsection 5.7 the Holders of two-thirds of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

         5.9 RIGHTS OF HOLDERS. Each Holder shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

         5.10 DELAYS OR OMISSIONS. No delay or omission to exercise any rights, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such rights, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    CONCORD COMMUNICATIONS INC.

                                    By: /s/ Anthony M. Helies
                                       ----------------------------------------
                                    President

                                    PURCHASERS:

                                    DOME INVESTMENT GROUP

                                    By: /s/
                                       ----------------------------------------
                                       Title: General Partner

                                    FLEET VENTURE RESOURCES, INC.

                                    By: /s/
                                       ----------------------------------------
                                       Title: President

                                    GRACE VENTURES CORP.

                                    By: /s/ Charles G. Bauer
                                       ----------------------------------------
                                       Title: Vice President

                                    THE SCOTTISH INVESTMENT TRUST
                                    For and on behalf of
                                    The Scottish Investment Trust PLC

                                    By: /s/ Harding
                                       ----------------------------------------
                                       Title: Secretary

                                    DELAWARE TRUST COMPANY
                                    Agent for Robert R.M. Carpenter

                                    By: /s/ Leigh Hill
                                       ----------------------------------------
                                       Title: Senior Trust Officer

                                    DELAWARE TRUST COMPANY
                                    Agent for Keith P. Carpenter

                                    By: /s/ Leigh Hill
                                       ----------------------------------------
                                       Title: Senior Trust Officer

                                    DELAWARE TRUST COMPANY
                                    Trustee for George Strawbridge, Jr.

                                    By: /s/ Leigh Hill
                                       ----------------------------------------
                                       Title: Senior Trust Officer

                                    DELAWARE TRUST COMPANY
                                    Trustee for Nina S. Strawbridge

                                    By: /s/ Leigh Hill
                                       ----------------------------------------
                                       Title: Senior Trust Officer

                                    THE SCOTTISH MORTGAGE & TRUST

                                    By: /s/ Baillie Gifford Sr.
                                       ----------------------------------------
                                       Title: Secretary

                                    BAILLIE, GIFFORD TECHNOLOGY, PLC

                                    By: /s/ Baillie Gifford Sr.
                                       ----------------------------------------
                                       Title: Secretary

                                    MURRAY ELECTRONICS PLC

                                    By: /s/ R.S. Peters
                                       ----------------------------------------
                                       Title: Director

                                    STEUBEN PARTNERS, L.P.
                                    By: Fairfield Venture Partners II L.P.,
                                        Its General Partner

                                    By: /s/
                                       ----------------------------------------
                                       Title:  A General Partner

                                    FAIRFIELD VENTURE CAPITAL FUND L.P.
                                    By: Fairfield Venture Partners L.P.,
                                        Its General Partner

                                    By: /s/
                                       ----------------------------------------
                                       Title:

                                    STEUBEN PARTNERS INTERNATIONAL
                                    VENTURE FUND, L.P.
                                    By: Fairfield Venture Partners II, L.P.
                                        Its General Partner

                                    By: /s/
                                       -----------------------------------------
                                       Title: A General Partner

                                    PUTNAM INFORMATION SCIENCES TRUST

                                    By: /s/
                                       -----------------------------------------
                                       Title:

                                    /s/ Steven R. Finley
                                    --------------------------------------------
                                    Steven R. Finley

                                    H&Q VENTURES INTERNATIONAL C.V.
                                    By: Hambrecht & Quist Venture Partners

                                    By: /s/
                                       -----------------------------------------
                                       Title: Attorney-in-fact

                                    H&Q VENTURES IV
                                    By: Hambrecht & Quist Venture Partners

                                    By: /s/
                                       -----------------------------------------
                                       Title: General Partner

                                    ANGLO-CONTINENTAL VENTURE INVESTORS S.A.
                                    By: Hambrecht & Quist Venture Partners

                                    By: /s/
                                       -----------------------------------------
                                       Title: Attorney-in-fact

                                    H&Q INVESTORS
                                    By: Hambrecht & Quist Management
                                        Corporation, General Partner

                                    By: /s/
                                       -----------------------------------------
                                       Title: Attorney-in-fact

                                    HAMQUIST
                                    By: Hambrecht & Quist Group,
                                        General Partner


                                    By: /s/
                                       -----------------------------------------
                                       Title: Authorized Principal

                                    HAMCO CAPITAL CORPORATION

                                    By: /s/
                                       -----------------------------------------
                                       Title: Attorney-in-fact

                                    H&Q ALLIANCE FUND
                                    By: Hambrecht & Quist Group
                                        General Partner

                                    By: /s/
                                       -----------------------------------------
                                       Title: Authorized Principal

                                    DBS NOMINEES PTE LTD. (as Nominee of
                                    SINGACON INVESTMENTS PTE LTD)

                                    By: /s/
                                       -----------------------------------------
                                       Title: Director

                                    SINGACON INVESTMENTS PTE LTD.

                                    By: /s/
                                       -----------------------------------------
                                       Title: General Manager

                                    /s/ Robert T. Wall
                                    --------------------------------------------
                                    Robert T. Wall

                                    FIRST VENTURE CAPITAL CORPORATION OF BOSTON

                                    By: /s/
                                       -----------------------------------------
                                       Title:

                                    MD CO.

                                    By: /s/
                                       -----------------------------------------
                                       Title: Partner

                                    ADVENT V
                                    By: TA Associates V, General Partner

                                    By: /s/ Michael G. Rivene
                                       -----------------------------------------
                                       Title: General Partner

                                    ADVENT IV
                                    By: TA Associates IV, General Partner

                                    By: /s/ Michael G. Rivene
                                       -----------------------------------------
                                       Title: Authorized Signator

                                    SOCIETE INTERNATIONALE DE FINANCE
                                    (A-B ACCOUNT)
                                    By: TA Associates IV, Attorney-in-fact

                                    By: /s/ Michael G. Rivene
                                       -----------------------------------------
                                       Title: Authorized Signator

                                    B.V. BEVER BELEGGINGEN

                                    By: /s/
                                       -----------------------------------------
                                       Title: Attorney-in-fact

                                    THE FIRST NATIONAL BANK OF BOSTON CUSTODIAN
                                    FOR GESELLSCHAFT DES BURGERLICHEN RECHTS ZUR
                                    VERWALTUNG VON U.S.-WERTPAPIEREN

                                    By: /s/ Bob Shea
                                       -----------------------------------------
                                       Title:

                                    THE FIRST NATIONAL BANK OF BOSTON CUSTODIAN
                                    FOR CHESTNUT CAPITAL INTERNATIONAL LTD.

                                    By: /s/ Bob Shea
                                       -----------------------------------------
                                       Title:

                                    B.U.N.P.

                                    By: /s/
                                       -----------------------------------------
                                       Title: Partner

                                    BROOKE & COMPANY, INC. PROFIT SHARING TRUST f/b/o P. ANDREWS MCLANE

                                    By: /s/ Michael E. Evans
                                       -----------------------------------------
                                       Title: Trustee

                                    VISTA I, L.P.
                                    By: Vista Partners L.P.

                                    By: /s/ Gerald B. Bay
                                       -----------------------------------------
                                       Title: General Partner

                                    FLEET VENTURE RESOURCES, INC.

                                    By: /s/
                                       -----------------------------------------
                                       Title:

                                    PIONEER CAPITAL CORPORATION

                                    By: /s/
                                       -----------------------------------------
                                       Title: Vice President

                                    FIRST VENTURE CAPITAL CORPORATION OF BOSTON

                                    By: /s/
                                       -----------------------------------------
                                       Title:

                                    /s/ Frank M. Polestra
                                    --------------------------------------------
                                    Frank M. Polestra

                                    SOUTH EAST ASIA VENTURE INVESTMENT
                                    COMPANY N.V.

                                    By: /s/ S.H. Haight
                                       -----------------------------------------
                                       Title:

                                    VENTURE INVESTMENT (SINGAPORE) PTE. LTD.

                                    By: /s/ S.H. Haight
                                       -----------------------------------------
                                       Title:

\                                     - 18 -



                                    VENTURE MANUFACTURING (SINGAPORE) PTE. LTD.

                                    By: /s/ S.H. Haight
                                       -----------------------------------------
                                       Title:

                                    KANEMATSU-GOSHO (USA), INC.

                                    By: /s/ Richard R. Jeykel
                                       -----------------------------------------
                                       Title: Vice President

                                    KANEMATSU-GOSHO LTD.

                                    By: /s/
                                       -----------------------------------------
                                       Title: General Manager, Electronics
                                              Division

                                    BATTERY VENTURES, L.P.
                                    By: ABF Partners, L.P.

                                    By: /s/ Richard B. Frisbie
                                       -----------------------------------------
                                       Title: General Partner

                                    TVM TECHNO VENTURE ENTERPRISES NO. 1 LIMITED
                                    PARTNERSHIP

                                    By: /s/ Michael L. Schiavo
                                       -----------------------------------------
                                       Title: Attorney-in-fact

                                    VAN GOGH LIMITED

                                    By: /s/
                                       -----------------------------------------
                                       Title: Managing Director

                                    CASE POMEROY & CO., INC.

                                    By: /s/ R.W. McDaniel
                                       -----------------------------------------
                                       Title: Attorney-in-fact

                                    FIRST CENTURY PARTNERSHIP III

                                    By: /s/ Michael J. Myers
                                       -----------------------------------------
                                       Title: General Partner

                                    /s/ C. Sage Givens
                                    --------------------------------------------
                                    C. Sage Givens

                                    /s/ David S. Lobel
                                    --------------------------------------------
                                    David S. Lobel

                                    /s/ Lisa Roumell
                                    --------------------------------------------
                                    Lisa Roumell

                                    /s/ Geoffrey Y. Yang
                                    --------------------------------------------
                                    Geoffrey Y. Yang

                                    EUROPEAN DEVELOPMENT CAPITAL LIMITED
                                    PARTNERSHIP

                                    By: /s/ H. Mollemet
                                       -----------------------------------------
                                       Title: General Partner

                                    WFG-HARVEST PARTNERS

                                    By: /s/ H. Mollemet
                                       -----------------------------------------
                                       Title:

                                    ASEA-HARVEST PARTNERS I

                                    By: /s/ H. Mollemet
                                       -----------------------------------------
                                       Title: General Partner

                                    NORO VENTURE PARTNERS IV

                                    By: /s/ H. Mollemet
                                       -----------------------------------------
                                       Title: General Partner

                                    767 VCI VENTURES NV

                                    By: /s/ Leonard Gerbar
                                       -----------------------------------------
                                       Title: Attorney-in-fact

                                    BOHLEN CAPITAL CORPORATION

                                    By: /s/ H. Mollemet
                                       -----------------------------------------
                                       Title: Vice President

                                    NORDIC INVESTORS LIMITED

                                    By: DIC Capital Corp.

                                    By: /s/ J.A. Prizri
                                       -----------------------------------------
                                       Title: Managing Director

                                    PROCORDIA-HARVEST PARTNERS I

                                    By: /s/ H. Mollemet
                                       -----------------------------------------
                                       Title: General Partner

                                    EVERGREEN I LIMITED PARTNERSHIP
                                    By its General Partner:
                                    Back Bay Partners L.P.

                                    By One of its General Partners:
                                         John Hancock Venture Capital
                                         Management, Inc.

                                    By: /s/ Nancy C. Raulston
                                       -----------------------------------------
                                       Title: Associate

                                    JOHN HANCOCK VENTURE CAPITAL LIMITED
                                    PARTNERSHIP II
                                    By its General Partner:
                                    Back Bay Partners L.P. II

                                    By one of its General Partners:
                                         John Hancock Venture Capital

                                    By: /s/ Nancy C. Raulston
                                       -----------------------------------------
                                    Title: Associate